UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2009

GLOBAL INDUSTRIES CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-146883

(Commission File Number)

N/A

(IRS Employer Identification No.)

357 South Fairfax Avenue, Suite 422 Los Angeles, CA 90036

(Address of principal executive offices and Zip Code)

(323) 580-9255

Registrant's telephone number, including area code

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2009 Joey Granath resigned as director and president of the company.  On February 1, 2009 Tristin White was elected director and appointed president.  Mr. White is an accomplished businessman with significant fund raising experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2009

GLOBAL INDUSTRIES CORP.

/s/ Tristin White

Tristin White, President & Director